UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ALPHA SECURITY GROUP CORPORATION
(Name of Registrant as Specified in Its Charter)

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ALPHA SECURITY GROUP CORPORATION

328 West 77th Street, New York, New York 10024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on December 18, 2008

TO THE STOCKHOLDERS OF ALPHA SECURITY GROUP CORPORATION:

The Annual Meeting of the Stockholders of Alpha Security Group Corporation, a Delaware corporation (the “Company”), will be held on December 18, 2008, at 10:00 a.m., Eastern Standard Time, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154-1895, and any adjournment thereof (the “Annual Meeting”) for the following purposes:

1. To elect, subject to the provisions of the Company’s Fourth Amended and Restated Certificate of Incorporation, three (3) Class A directors to the Board of Directors of the Company to serve for a period of two (2) years and until their successors are duly elected and qualified;

2. To ratify the appointment of McGladrey & Pullen, LLP, as the Company’s independent public accountants for the year ended December 31, 2008; and

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Each holder of shares of our common stock outstanding on the close of business on November 11, 2008 (the “Record Date”) is entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors, /s/ Steve Wasserman Steve Wasserman Co-Chairman of the Board of Directors, Chief Executive Officer and President
Dated: November 13, 2008

ALPHA SECURITY GROUP CORPORATION

328 West 77th Street, New York, New York 10024

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on December 18, 2008

INTRODUCTION

The Annual Meeting of the Stockholders of Alpha Security Group Corporation, a Delaware corporation (the “Company”), will be held on December 18, 2008, at 10:00 a.m. Eastern Standard Time, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154-1895 and any adjournment thereof (the “Annual Meeting”) for the following purposes:

1. To elect, subject to the provisions of the Company’s Fourth Amended and Restated Certificate of Incorporation, three (3) Class A directors to the Board of Directors of the Company to serve for a period of two (2) years and until their successors are duly elected and qualified;

2. To ratify the appointment of McGladrey & Pullen, LLP, as the Company’s independent public accountants for the year ended December 31, 2008; and

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Each holder of shares of our common stock outstanding on the close of business on November 11, 2008 (the “Record Date”) is entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

November 18, 2008 is the approximate date that this proxy statement and form of proxy were first sent to stockholders.

SOLICITATION AND REVOCATION

Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given in response to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted:

•	“FOR” the election of the nominees listed below under “Election of Directors,” and

•
“FOR” the ratification of McGladrey & Pullen, LLP as the Company’s independent public accountants for the year ending December 31, 2008, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting and any adjournments of the Annual Meeting.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

The presence, in person or by proxy, of a majority of the shares of common stock, par value $0.0001 of the Company (the “Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that the shares represented by such proxy are not being voted with respect to a particular proposal (an “abstention”). A broker may not be permitted to vote shares of Common Stock held in street name on a particular proposal in the absence of instructions from the beneficial owner of such Common Stock (a “broker non-vote”). Abstentions and broker non-votes will count for purposes of determining the presence or absence of a quorum.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 7,580,000 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on each proposal presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER PROPOSALS COME UP AT THE ANNUAL MEETING?

The proposals described in this proxy statement are the only proposals we know of that will be voted on at the Annual Meeting. If other proposals are properly presented at the Annual Meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Steve Wasserman, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy either sign and return their proxy cards or attend the Annual Meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of Class A directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Proposal 2 shall be approved upon the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon. Broker non-votes and abstentions will be counted for the purpose of determining whether a quorum is present at the Annual Meeting but will have no effect on the outcome of voting with respect to Proposal 1 and Proposal 2.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our Common Stock.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 7,580,000 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each proposal to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, Alpha Security Group Corporation, 328 West 77th Street, New York, New York 10024. The Company’s telephone number is (212) 877-1588. Stockholders who share an address and receive multiple copies of the annual report and this proxy statement may notify the Company in writing or orally at the above provided address and telephone number and request that the Company delivers a single copy of these materials.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of November 11, 2008, certain information regarding beneficial ownership of our Common Stock by (i) each person who is known by us to beneficially own more than 5% of our Common Stock, (ii) each of our directors, (iii) each of our officers, and (iv) all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
Steven M. Wasserman (1) (2)	830,000	10.9%
Robert B. Blaha (2)	400,000	5.3%
Gary E. Johnson (2)	50,000	*
Carol A. DiBattiste (2)	50,000	*
Ronald R. Fogleman (2)	50,000	*
HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. (3)	757,900	10.0%
Fir Tree Value Master Fund, L.P., Fir Tree, Inc. and Fir Tree Capital Opportunity Master Fund, L.P. (4)	750,000	9.9%
Polar Securities Inc. and North Pole Capital Master Fund (5)	497,900	6.6%
Wolverine Convertible Arbitrage Fund, Ltd. (6)	396,875	5.2%
Azimuth Opportunity, Ltd. (7)	392,000	5.2%
All directors and executive officers as a group (5 individuals)	1,380,000	18.2%
__________________

*less than one (1%) percent

(1) Includes 80,000 shares of Common Stock owned by Tukwila Group LLC, an entity in which Mr. Wasserman is the sole manager and equity holder and has sole voting and dispositive power with respect to such shares and reflects the redemption in September 2006 of 20,000 shares of Common Stock previously owned by Tukwila Group LLC.

(2) The business address for each of our directors and officers, is c/o Alpha Security Group Corporation, 328 West 77th Street, New York, New York 10024.

(3) Based on information contained in a Schedule 13G/A filed by HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. on February 5, 2008. HBK Investments L.P. has delegated discretion to vote and dispose of the Common Stock held by it to HBK Services LLC (“Services”). Services may, from time to time, delegate discretion to vote and dispose of the shares of Common Stock to HBK New York LLC, HBK Virginia LLC, HBK Europe Management LLP, and/or HBK Hong Kong Ltd. (collectively, the “Subadvisors”). Each of Services and the Subadvisors is under common control with HBK Investments L.P. Jamiel A. Akhtar, Richard L. Booth, David C. Haley, Lawrence H. Lebowitz, and William E. Rose are each managing members of HBK Management LLC. The business address of HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC and HBK Master Fund L.P. is 300 Crescent Court, Suite 700, Dallas, Texas 75201.

(4) Based on information contained in a Schedule 13G/A filed by Fir Tree Value Master Fund, L.P., Fir Tree, Inc. and Fir Tree Capital Opportunity Master Fund, L.P. on February 14, 2008. The business address of Fir Tree, Inc. is 505 Fifth Avenue, 23rd Floor, New York, New York 10017. The business address of both Fir Tree Value Master Fund, L.P. and Fir Tree Capital Opportunity Master Fund, L.P. is c/o Admiral Administration Ltd., Admiral Financial Center, 5th Floor, 90 Fort Street, Box 32021 SMB, Grand Cayman, Cayman Islands. Fir Tree Value Master Fund, L.P. is the beneficial owner of and may direct the vote and dispose of 603,800 shares of Common Stock. Fir Tree Capital Opportunity Master Fund, L.P. is the beneficial owner of and may direct the vote and dispose of 146,200 shares of Common Stock. Fir Tree, Inc. has been granted investment discretion over the shares of Common Stock held by Fir Tree Value Master Fund, L.P. and Fir Tree Capital Opportunity Master Fund, L.P.

(5) Based on information contained in a Schedule 13G/A filed by Polar Securities Inc. and North Pole Capital Master Fund on February 14, 2008. The business address of Polar Securities Inc. and North Pole Capital Master Fund is 372 Bay Street, 21st Floor, Toronto, Ontario M5H 2W9, Canada. Polar Securities Inc. serves as the investment manager to North Pole Capital Master Fund and a number of discretionary accounts to which it has voting and dispositive power over shares of our Common Stock. Of the aggregate 497,900 shares of our Common Stock with respect to which it has voting and dispositive authority, 325,900 are beneficially owned by North Pole Capital Master Fund. Polar Securities Inc. and North Pole Capital Master Fund disclaim beneficial ownership of our Common Stock.

(6) Based on information contained in a Schedule 13G filed by Wolverine Convertible Arbitrage Fund, Ltd. on February 14, 2008. The business address of Wolverine Convertible Arbitrage Fund, Ltd. is 175 W. Jackson, Suite 200, Chicago, IL 60604.

(7) Based on information contained in a Schedule 13G filed by Azimuth Opportunity, Ltd. on August 2, 2007. The business address of Azimuth Opportunity, Ltd. is c/o Ogier Qwomar Complex, 4th Floor, P.O. Box 3170, Road Town, Tortola British Virgin Islands.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board of Directors is divided into two classes with only one class of directors being elected in each year and each class serving a two-year term. The term of office of the first class of directors, or the Class A directors, consisting of Mr. Steven M. Wasserman, General Ronald R. Fogleman and Governor Gary E. Johnson, will expire at the Annual Meeting. The term of office of the second class of directors, or the Class B directors, consisting of Mr. Blaha and Ms. DiBattiste, will expire at our Annual Meeting of Stockholders in 2009.

Three (3) director nominees, Mr. Wasserman, General Fogleman and Governor Johnson who are each currently members of the Board of Directors are seeking to be re-elected at the Annual Meeting, to hold office until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for re-election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Our current directors and executive officers are as follows:

Name	Age	Position
Gary E. Johnson	55	Co-Chairman of the Board of Directors
Steven M. Wasserman	47	Chief Executive Officer, Chief Financial Officer, President, Secretary and Co-Chairman of the Board of Directors
Robert B. Blaha	53	Chief Management Officer, Executive Vice President and Director
Carol A. DiBattiste	56	Director
Ronald R. Fogleman	66	Director

INFORMATION ABOUT DIRECTOR NOMINEES

Governor Gary E. Johnson has served as Co-Chairman of our Board of Directors since August 2005. In July 2005, he was elected as a director. Since June 2004, Governor Johnson has been the president of HighBeta of New Mexico, a venture capital company specializing in investments in companies focused on alternative forms of energy. From October 1998 to the present, Governor Johnson has also served as president of GEJ Enterprises, Inc., a construction consulting company. From January 1995 to December 2002, Governor Johnson served as the Governor of the State of New Mexico, and was the first governor in the history of New Mexico to be elected for two consecutive four year terms. He was ranked among the nation’s seven top governors in each of the Cato Institute’s fiscal report cards between 1996 and 2002. As Governor, Mr. Johnson signed into law tax credits to help Sandia National Laboratories offer assistance to small businesses and a joint-powers agreement between the State of New Mexico and Los Alamos National Laboratories to improve Internet accessibility to rural areas. Prior to serving as Governor, from April 1975 to October 1998, Mr. Johnson was the founder and president of Big J Enterprises, Inc., a full-service commercial and industrial construction company located in New Mexico with clients such as Sandia National Laboratories, Honeywell International Inc. (NYSE: HON) and Intel Corp. (Nasdaq: INTC). Mr. Johnson sold Big J Enterprises Inc. in 1999, at the time of its sale it was one of New Mexico’s leading construction companies.

Steven M. Wasserman has served as our Chief Executive Officer, Chief Financial Officer and Secretary since April 2005 and as our President and Co-Chairman of our Board of Directors since August 2005. From April 2005 to August 2005, Mr. Wasserman also served as our Chairman. In May 2008 Mr. Wasserman joined Rodman & Renshaw Capital Group, Inc. as Senior Managing Director. From April 2004 to May 2008, Mr. Wasserman served as the managing partner of AMT Ventures LLC, an entity primarily engaged in public and private equity and debt investments on a principal basis. From June 1998 to May 2008, Mr. Wasserman was the managing partner of AMT Capital Partners LLC, an investment banking and advisory firm. During his tenure as the managing partner of AMT Capital Partners, LLC, his clients included the following: Ktech Corporation, a provider of technical support services, scientific and engineering services and management expertise to a variety of government defense and industry clients; Nanodetex Corporation, a leader in lab-on-chip (LOC) platform technologies for gas phase chemical analysis and explosive detection; Agent Science Technologies Incorporated, a provider of neural information management software solutions to the defense industry; Link One, LLC, a technology transfer advisory group to Los Alamos National Laboratory; American Detection Technologies, Inc., a homeland security company engaged in contraband detection services using canines; ETEK International Corporation, a network security provider; and Securant Technologies, Inc., an Internet security software company which was sold to RSA Security, Inc. in September 2001. From June 1997 to July 2001, Mr. Wasserman was the managing director of the Cardinal Fund, a risk arbitrage fund. From April 1995 to May 1998, Mr. Wasserman served as the President and Chief Executive Officer of Pudgies Chicken Inc. In September 1996, Pudgies Chicken Inc. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code and the sale of all of the company’s assets was approved in May 1998.

General Ronald R. Fogleman has served as a director since July 2005. General Fogleman retired in 1997 after 34 years of distinguished service in the United States Air Force. General Fogleman served as chairman and chief executive officer of Durango Aerospace, Inc., an international aviation consulting firm, from January 1998 until December 2004. In addition, from January 1998 to the present, General Fogleman has served as a consultant to various defense industry and related companies, including Northrop Grumman Corporation (NYSE: NOC), The Boeing Company (NYSE: BA), East Inc., RSL Electronics USA Inc., FMC Technologies, Inc. (NYSE: FTI), Bell Helicopter Textron Inc. (a subsidiary of Textron Inc. (NYSE: TXT)), Twentieth Century Alliance and Ahura Corporation. From October 1994 to September 1997, General Fogleman served as a member of the Joint Chiefs of Staff, acting as military advisor to the Secretary of Defense, the National Security Counsel and the President of the United States. From October 1994 to September 1997, he also served as the 15th Chief of Staff of the U.S. Air Force, as the senior uniformed officer responsible for organizing, training and equipping 750,000 active duty, guard, reserve and civilian forces serving in the United States and overseas. From August 1992 to October 1994, he served as commander-in-chief of the U.S. Transportation Command (CINCTRANS). From May 2004 to August 2007, General Fogleman served as the non-executive chairman of the board of World Airways, Inc. prior to its acquisition by Global Aero Logistics Inc. In January 2008 General Fogleman became a member of the board of directors of Liberator BDC, Inc., a specialty finance company that provides customized financing to lower and middle market companies within the defense, aerospace and homeland defense industries, and in April 2003 he joined the board of directors of Integrated Data Corp., a company focused on management and data content distribution. In May 2001 General Fogleman joined the board of directors of Thales Raytheon Systems, an international company specializing in air defense systems, and in January 2004 he became a member of the board of directors of First National Bank of Durango. He currently serves on the board of directors of the following public companies: AAR Corporation (NYSE: AIR), a supplier of products and services to the aviation industry; and Alliant Techsystems Inc. (NYSE: ATK), a provider of conventional munitions, rocket motors and advanced weapons and space systems. Since 1998 General Fogleman has served as a member of the board of trustees of The MITRE Corporation, a not-for-profit corporation engaged in scientific and technical activities for various government organizations.

INFORMATION ABOUT DIRECTORS NOT STANDING FOR RE-ELECTION

Robert B. Blaha has served as our Chief Management Officer, Executive Vice President and a director since July 2005. Since June 1993, Mr. Blaha has served as the president of Human Capital Associates, a management consulting company. Since February 2003, Mr. Blaha has also served as the vice chairman and member of the board of directors of Integrity Bank & Trust, a commercial bank based in Colorado Springs, Colorado. During his career, Mr. Blaha has held management positions with Asea Brown Boveri (NYSE: ABB) as vice president of Human Resources and senior vice president of administration from 1990 to 1993, Englehard Corporation (NYSE: EC) as a manager from 1986 to 1990, Monsanto Company (NYSE: MON), as a personnel supervisor and superintendent from 1979 to 1986 and Ford Motor Company (NYSE: F), as a labor relations representative from 1977 to 1979. Mr. Blaha has authored numerous articles and three books, entitled “Beyond Survival,” “The Archer Chronicles” and “The Lean Six Sigma Accelerator,” on issues relating to high performance work systems, leadership and achieving organizational wide commitment to change and efficiency.

Carol A. DiBattiste has served as a director since July 2005. Ms. DiBattiste is currently the Senior Vice President (SVP) Privacy, Security, Compliance and Government Affairs for LexisNexis Group, a leading global provider of business information solutions. From September 2006 to September 2008 she was the general counsel and chief privacy officer with ChoicePoint Inc. (NYSE: CPS), a leading provider of identification and credential verification services. From April 2005 until September 2006, she was the chief credentialing, compliance and privacy officer for ChoicePoint Inc. From July 2004 to April 2005, Ms. DiBattiste served as deputy administrator, Transportation Security Administration (TSA), Department of Homeland Security, and as the TSA’s chief of staff from March 2003 to July 2004, with responsibility for overseeing all TSA functions and serving as liaison between TSA and the Department of Homeland Security. From February 2001 to February 2003, Ms. DiBattiste was a partner at the law firm of Holland & Knight, LLP. Additionally, Ms. DiBattiste served as under secretary in the United States Air Force from August 1999 to January 2001, the second highest position, responsible for readiness, recruiting, training and equipping a force of 710,000 individuals and a budget of over $70 billion. From December 1997 to August 1999, Ms. DiBattiste was the deputy United States attorney, Southern District of Florida and from July 1994 to December 1997, she was the director of the Executive Office for United States Attorneys, Department of Justice. From August 1993 to July 1994, she was the principal deputy general counsel for the Department of the Navy and from July 1991 to August 1993 she was an assistant United States attorney for the Southern District of Florida. Ms. DiBattiste enlisted in the United States Air Force in March 1971, received her commission in September 1976 and retired in the rank of Major after twenty years of service in 1991.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission and to furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to the Company, all our directors, executive officers and persons who own more than 10% of our Common Stock have filed Forms 3, 4 and 5 on a timely basis during the year ended December 31, 2007.

DIRECTOR INDEPENDENCE

Our Board of Directors has determined that Governor Gary E. Johnson, Carol A. DiBattiste and General Ronald R. Fogelman are “independent directors” within the meaning of Rule 121(A) of the American Stock Exchange Company Guide and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended.

BOARD COMMITTEES AND MEETINGS

The Board of Directors held four meetings during the year ended December 31, 2007. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he or she served. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders.

Our Board of Directors has an Audit Committee, however, it does not have a nominating and compensation committee. Pursuant to Section 801(h) of the American Stock Exchange Company Guide, as a smaller reporting company, the Company is not required to maintain a nominating or compensation committee. Nominees for the Company’s Board are selected by vote of a majority of the Company’s independent directors. The compensation of our chief executive officer and other officers will be determined by a majority of our independent directors.

AUDIT COMMITTEE

The Company has a separately-designated standing Audit Committee. The Audit Committee has adopted a written charter, which is attached to this proxy statement as Appendix A. The Audit Committee met four times during 2007.

Our Audit Committee consists of General Fogleman and Governor Johnson. Each member of our Audit Committee is considered “independent” and financially literate under the current listing standards of the American Stock Exchange. Our board of directors has determined that Governor Johnson is the audit committee financial expert, as defined in the Securities Exchange Act of 1934, as amended, serving on our Audit Committee.

The Audit Committee reviews the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The Audit Committee also selects our independent registered public accounting firm, reviews and approves the scope of the annual audit, reviews and evaluates the independent public accounting firm, reviews our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on us that may be brought to the Audit Committee’s attention by management, the independent registered public accounting firm or the Board of Directors, and evaluates all of our public financial reporting documents. In addition, our Audit Committee is required to pre-approve all related party transactions between us and any of our officers, directors and 5% or more stockholders and their respective affiliates.

REPORT OF THE AUDIT COMMITTEE 1

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the Company’s financial and accounting operations. Each member of the Audit Committee meets the criteria for being “independent” set forth under Section 803(B)(2)(a)(1) of the Amex Company Guide.

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Goldstein Golub Kessler LLP and McGladrey & Pullen, LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors’ independence consistent with the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors any relationships that might impact the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence.

The Audit Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the independent auditors’ examination of the financial statements for the fiscal year ended December 31, 2007.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2007, with management and the independent auditors. Management has the responsibility for preparation of the Company’s financial statements and the independent auditors have the responsibility for examination of those statements. Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Governor Gary E. Johnson General Ronald R. Fogleman March 2008
NOMINATIONS FOR DIRECTORS

Nominees for the Company’s Board of Directors will be selected by the vote of a majority of the Company’s independent directors. The Board does not have a formal policy with regard to the consideration of any director candidates recommended by security holders, or a formal process for identifying and evaluating nominees for directors (including nominees recommended by stockholders).

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS

The Company has not adopted a formal process for stockholder communication with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors as follows: Secretary, Alpha Security Group Corporation, 328 West 77th Street, New York, New York 10024.

1 The material in the Report of the Audit Committee is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or of the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION

We currently we do not have any compensation agreements or arrangements with our executive officers for their service and thus we have omitted the information currently required to be provided in tabular format regarding executive compensation.

No executive officer or director, nor any affiliate thereof, has received any cash compensation for services rendered. No compensation of any kind, including finder’s and consulting fees, will be paid by us to any of our officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Such individuals may be paid consulting, management or other fees from target businesses as a result of a business combination, with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to the stockholders. There is no limit on the amount of these out-of-pocket expenses. Our Board of Directors has designated Steven M. Wasserman, our Chief Executive Officer and President, to pass upon the reasonableness of the reimbursement of expenses incurred by any member of our management or Board of Directors in an amount of $10,000 or less. Reimbursement of expenses in excess of $10,000 will be passed upon by our Audit Committee, with any interested director abstaining. Other than through this review process, or by review by a court of competent jurisdiction if such reimbursement is challenged, provided that no proceeds held in the trust account will be used to reimburse out-of-pocket expenses prior to a business combination, there will be no other review of the reasonableness of these expenses. If all of our directors are not deemed “independent,” we will not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement, or monitoring our compliance with the terms of the public offering. In addition, since the role of our current management and directors subsequent to a business combination is uncertain, we have no ability to determine what remuneration, if any, will be paid to our current management and directors prior to or after a business combination by any target businesses.

DIRECTOR COMPENSATION

We currently do not have any compensation agreements or arrangements with the members of our Board of Directors for their service on the Board and thus we have omitted the information currently required to be provided in tabular format regarding director compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 21, 2007, Steven M. Wasserman, our Chief Executive Officer, Chief Financial Officer, President and Co-Chairman of our Board of Directors and Constantinos Tsakiris, a former member of our Board of Directors, purchased from us an aggregate of 3,200,000 warrants at $1.00 per warrant or an aggregate of $3,200,000 in a private placement (Mr. Wasserman purchased 500,000 warrants and, Mr. Tsakiris purchased 2,700,000 warrants). Messrs. Wasserman and Tsakiris paid the purchase price for the private placement warrants out of their own funds and did not receive directly or indirectly, any cash or other consideration from any party in order to make these purchases. Such funds were not borrowed from any third party. Such warrants are identical to the warrants included in the units sold in the public offering. Each warrant is exercisable into one share of Common Stock at $7.50 and will become exercisable on the later of: (i) the completion of a business combination with a target business or (ii) one year from the date of our initial public offering prospectus. The warrants are subject to a lock-up agreement and held in accounts established by Mr. Wasserman and Mr. Tsakiris with Maxim Group LLC until such time as we consummate a business combination. Mr. Wasserman and Mr. Tsakiris will not request, and Maxim Group LLC will not grant, any waiver of the lock-up agreement.

In addition, on March 16, 2007, Mr. Wasserman loaned us (on an interest-free basis) an additional $250,000 for expenses of the public offering. This loan was to be repaid within 90 days of the closing of the public offering, but has not been repaid through December 31, 2007.

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. Our Audit Committee (with any interested directors abstaining) will pass upon the reasonableness of any reimbursable expenses in excess of $10,000. Steven M. Wasserman, our Chief Executive Officer and President, will pass upon the receivableness of reimbursement of lesser amounts. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our Board or a court of competent jurisdiction if such reimbursement is challenged.

Other than the reimbursable out-of-pocket expenses payable to our officers and directors and the $7,500 per month payment to ASG Management, Inc., the principals of which are Mr. Wasserman and Mr. Blaha, no compensation or fees of any kind, including finders and consulting fees, will be paid by us to any of our initial stockholders, officers or directors who owned our Common Stock prior to the public offering, or to any of their respective affiliates for services rendered to us prior to or with respect to the business combination.

Our initial stockholders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed permitted working capital distributions as described herein unless the business combination is consummated and there are sufficient funds available for reimbursement after such consummation. The financial interest of such persons could influence their motivation in selecting a target business and thus, there may be a conflict of interest when determining whether a particular business combination is in the stockholders’ best interest.

After the consummation of a business combination, if any, to the extent our management remains as officers of the resulting business, we anticipate that our officers and directors may enter into employment agreements, the terms of which shall be negotiated at the time of the business combination. Further, after the consummation of a business combination, if any, to the extent our directors remain as directors of the resulting business, we anticipate that they will receive compensation for their service as directors.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors, will be on terms believed by us at the time of such transactions to be no less favorable than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval in each instance of our Audit Committee. In addition, our Audit Committee will gather pricing information, estimates or fairness opinions from unaffiliated third parties with respect to similar transactions undertaken by us to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

The Board of Directors unanimously recommends that you vote FOR the election of each of the nominees for Class A directors. Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted “FOR” the election of the nominees. The election of directors requires a plurality of the shares of Common Stock present, in person or by proxy, and voting at the Annual Meeting.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE  INDEPENDENT PUBLIC ACCOUNTANTS

The firm of McGladrey & Pullen, LLP (“McGladrey & Pullen”) has served as our independent public accountants since December 18, 2007. The Audit Committee selected McGladrey & Pullen as the Company’s independent accountants for the year ending December 31, 2008, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. A representative of McGladrey & Pullen is expected to be present at this year’s Annual Meeting of Stockholders. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

On December 18, 2007, the Company was notified that the partners of Goldstein Golub Kessler LLP (“GGK”) became partners of McGladrey & Pullen in a limited asset purchase agreement and that GGK resigned as independent registered public accounting firm for the Company. McGladrey & Pullen was appointed as the Company’s new independent registered public accounting firm by the Audit Committee of the Board of Directors on December 18, 2007.

The audit reports of GGK on the financial statements of the Company as of and for the years ended December 31, 2006 and December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. GGK’s 2006 and 2005 audit report relating to GGK’s audit of Company’s financial statements for the fiscal years ended December 31, 2006 and December 31, 2005, included an emphasis paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s most two recent fiscal years ended December 31, 2006 and 2005 and through December 18, 2007, the Company did not consult with McGladrey & Pullen on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey & Pullen did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal year ended December 31, 2006 and 2005 and through December 18, 2007, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

AUDIT FEES

During the year ended December 31, 2006, GGK was our principal accountant. GGK had a continuing relationship with RSM McGladrey, Inc. (“RSM”), from which it leased auditing staff who were full time, permanent employees of RSM and through which its partners provided non-audit services. GGK had no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK managed and supervised the audit and audit staff, and was exclusively responsible for the opinion rendered in connection with its examination. McGladrey & Pullen and RSM, an affiliate of McGladrey & Pullen and GGK, have billed and anticipate billing the Company as follows for the years ended December 31, 2007 and 2006.

Fee Category	2007	2006
Audit fees - McGladrey & Pullen, LLP	$30,000	-
Audit Fees - Goldstein Golub Kessler LLP	$48,000	$37,764

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in our quarterly reports on Form 10-Q and services rendered in connection with our registration statement on Form S-1.

Audit Related Fees

We did not incur any audit-related fees with McGladrey & Pullen or GGK for the years ended December 31, 2007 and 2006.

Tax Fees

We did not incur any tax fees with McGladrey & Pullen or GGK for the years ended December 31, 2007 and 2006.

All Other Fees

We did not incur any fees with McGladrey & Pullen or GGK for other professional services rendered for the years ended December 31, 2007 or 2006.

Pre-Approval of Services

In accordance with the auditor independence rules of the Securities and Exchange Commission (“SEC”), the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to us by our independent auditor.

Prior to the engagement of the independent auditors for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the independent auditors during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to us;

•	provision by the independent auditors to us of strategic consulting services of the type typically provided by management consulting firms; or

•
the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of our financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by us, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by us.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and us;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of our company; and

•	whether the service places the auditor in a position of being an advocate for our company.

The Board of Directors unanimously recommends that you vote FOR the proposal to ratify the appointment of the independent public accountants. Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and voting at the Annual Meeting.

MISCELLANEOUS

2009 STOCKHOLDER PROPOSALS

Rule 14a-4 of the Securities and Exchange Commission (“SEC”) proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s By-Laws. Stockholders of the Company wishing to include proposals in the proxy material for the 2009 Annual Meeting of Stockholders must submit the same in writing so as to be received by Steven M. Wasserman, the Chief Executive Officer and President of the Company on or before July 15, 2009. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

AVAILABILITY OF FORM 10-K

We are providing without charge to each person solicited by this proxy statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2007, including our financial statements, but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it free of charge. For further information, please contact Steven M. Wasserman, Chief Executive Officer and President, Alpha Security Group Corporation, 328 West 77th Street, New York, New York 10024. The Company’s telephone number is (212) 877-1588. Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free on the SEC’s Internet Web site (http://www.sec.gov).

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s annual report on Form 10-K was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 13, 2008. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

November 13, 2008

By Order of Board of Directors, /s/ Steven M. Wasserman Steven M. Wasserman Co-Chairman of the Board of Directors, Chief Executive Officer and President

Appendix A

ALPHA SECURITY GROUP CORPORATION
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system;

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal financial personnel; and

•	Provide an open avenue of communication among the financial and senior management, internal financial personnel, independent accountants and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, provided, however, that as long as the Corporation is a smaller reporting company, the composition of the Audit Committee shall be as required in Section 803(B)(2)(c) of the Amex Company Guide, all of whom shall satisfy the independence standards set forth in Section 121A of the Amex Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial expertise.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the Principal Accounting Officer and the independent accountants in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with management and the independent accountants quarterly to review the Corporations financials consistent with IV.4 below.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, as conditions dictate.

2.
Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.
Review with financial management and the independent accountants the Corporation’s 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

4.
Provide in the Corporation’s Proxy Statement a report from the Committee that discloses whether the Committee has reviewed and discussed certain matters with management and the auditors, and whether it recommends to the Board that the audited Financial Statements be included in the Corporation’s Annual Report on 10-K.

Independent Accountants

5.
Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. The Audit Committee is responsible for receiving from the independent accountants a written statement delineating all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard 1. The Audit Committee shall actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and for taking, or recommending that the full Board take, appropriate action to ensure the independence of the auditor.

6.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

Financial Reporting Processes

8.	In consultation with the independent accountants and the Principal Accounting Officer, review the integrity of the Corporation’s financial reporting processes both internal and external.

9.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

10.	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

11.
Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the Principal Accounting Officer regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

12.
Following completion of the annual audit, review separately with each of management, the independent accountants and the Principal Accounting Officer any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13.	Review any significant disagreement among management and the independent accountants or the Principal Accounting Officer in connection with the preparation of the financial statements.

14.
Review with management, the Principal Accounting Officer and the independent accountants the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Legal Compliance

15.	Review activities, organizational structure, and qualifications of the Corporation’s financial staff.

16.	Review and concur in the appointment, replacement, reassignment or dismissal of the Corporation’s Principal Accounting Officer.

17.	Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

18.	Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

19.	Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

20.	Review the procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

21.
Review with management and the independent auditors, at least once annually, all correspondence with regulatory authorities and all employees complaints or published reports that raise material issues regarding the financial statements or accounting policies.

22.
The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

23.	Perform any other activities consistent with the Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

ANNUAL MEETING OF STOCKHOLDERS

OF

ALPHA SECURITY GROUP CORPORATION

DECEMBER 18, 2008

The undersigned hereby appoints Steven M. Wasserman as proxy with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Alpha Security Group Corporation, a Delaware corporation (the “Company”), held of record by the undersigned on November 11, 2008, at the Annual Meeting of Stockholders to be held on December 18, 2008, at 10:00 a.m. Eastern Standard Time, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154-1895, and any adjournment thereof.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

- Please detach along perforated line and mail in the envelope provided -

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1. Election of the following directors: Mr. Steven M. Wasserman, General Ronald R. Fogleman and Governor Gary E. Johnson

NOMINEES:

☐ FOR ALL NOMINEES	Steven M. Wasserman	¡
	Ronald R. Fogleman	¡
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	Gary E. Johnson	¡
☐ FOR ALL EXCEPT (See instructions below)

2. To ratify the Board of Director’s selection of McGladrey & Pullen, LLP to serve and the Company’s independent public accountants for the fiscal year ending December 31, 2008.

FOR ☐  AGAINST ☐  ABSTAIN ☐

3. In their discretion, the proxies are authorized to vote upon such other business as may come before the Annual Meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

I PLAN ON ATTENDING THE ANNUAL MEETING [ ]

Signature of Stockholder [  ] Date: [  ]

Signature of Stockholder [  ] Date: [  ]

NOTE: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

DATED: __________, 2008

__________________________________

Signature

__________________________________

Signature if held jointly

(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)